May 31, 2013

Supplement

SUPPLEMENT DATED MAY 31, 2013 TO THE PROSPECTUSES OF
Morgan Stanley Focus Growth Fund, dated April 30, 2013
Morgan Stanley Global Infrastructure Fund, dated April 30, 2013
Morgan Stanley Multi Cap Growth Trust, dated March 29, 2013
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2013

The last paragraph under the section of the Prospectus entitled "Shareholder Information—How to Buy Shares—Minimum Investment Amounts" is hereby deleted and replaced with the following:

The minimum initial and additional investment may be waived for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Trustees; (5) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (6) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) certain other registered open-end investment companies whose shares are distributed by the Distributor; (8) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (9) the reinvestment of dividends in additional Fund shares; or (10) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

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The last sentence of the second paragraph under the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Exchange Procedures" is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMOSPT-0513